KEMPER
INTERNATIONAL FUND

SEMIANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED APRIL 30, 1997

                                 [ ] [ ] [X]
                                 [ ] [ ] [ ]
                                 [ ] [ ] [ ]

SEEKING TOTAL RETURN, A COMBINATION OF CAPITAL GROWTH AND INCOME,
PRINCIPALLY THROUGH AN INTERNATIONALLY DIVERSIFIED PORTFOLIO OF EQUITY
SECURITIES

                   " . . .    Our concentration on highly-
              focused, growth-oriented companies in the European
                       equity markets helped us achieve
                             consistent returns."

                                                                   [KEMPER LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
7
Largest Holdings
8
Market Performance
Country Concentrations
9
Portfolio of
Investments
15
Financial Statements
17
Notes to
Financial Statements
22
Financial Highlights

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER INTERNATIONAL FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1997
(UNADJUSTED FOR ANY SALES CHARGE)

                                 [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                         7.94%
CLASS B                                         7.38%
CLASS C                                         7.50%
LIPPER INTERNATIONAL FUNDS CATEGORY AVERAGE*    6.17%
--------------------------------------------------------------------------------

Returns and rankings are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost. Investment in foreign securities presents special risk considerations including fluctuating currency exchange rates, government regulation and differences in liquidity.

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                               AS OF      AS OF
                              4/30/97    10/31/96
--------------------------------------------------------------------------------
KEMPER INTERNATIONAL FUND
CLASS A                        $12.06     $11.96
--------------------------------------------------------------------------------
KEMPER INTERNATIONAL FUND
CLASS B                        $11.95     $11.81
--------------------------------------------------------------------------------
KEMPER INTERNATIONAL FUND
CLASS C                        $11.96     $11.81
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER INTERNATIONAL FUND
LIPPER RANKINGS*
--------------------------------------------------------------------------------

COMPARED TO ALL OTHER FUNDS IN THE LIPPER INTERNATIONAL FUNDS CATEGORY

                         CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------------------
1-YEAR                   #110 OF     #129 OF     #123 OF
                        357 FUNDS   357 FUNDS   357 FUNDS
--------------------------------------------------------------------------------
5-YEAR                  #38 OF 84
                          FUNDS        N/A         N/A
--------------------------------------------------------------------------------
10-YEAR                 #14 OF 29
                          FUNDS        N/A         N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

DURING THE PERIOD, THE FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                       CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
INCOME DIVIDEND:       $0.1250   $0.0163   $0.0199
--------------------------------------------------------------------------------
SHORT-TERM CAPITAL
GAIN:                  $0.02     $0.02     $0.02
--------------------------------------------------------------------------------
LONG-TERM CAPITAL
GAIN:                  $0.66     $0.66     $0.66
--------------------------------------------------------------------------------

                     STYLE
                     VALUE       BLEND

TERMS TO KNOW        [ ]         [ ]       [X]  Large Size

YOUR FUND'S STYLE    [ ]         [ ]       [ ]  Medium

                     [ ]         [ ]       [ ]  Small


--------------------------------------------------------------------------------
MORNINGSTAR EQUITY FUNDS STYLE BOX
--------------------------------------------------------------------------------

Source: Morningstar, Inc., Chicago, IL 312-696-6000. (Morningstar Style Box is based on a portfolio date as of April 30, 1997.) The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $80 BILLION IN ASSETS, INCLUDING $45 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER,

The agreement between the White House and Republican leaders in Congress to balance the federal budget has effectively ended the market correction that began in the first quarter. Such sudden progress on balancing the budget, an initiative that the bond market was anticipating resolution on more than one year ago, is positive news.

     The next several weeks will find Congress and the Clinton administration negotiating toward a final agreement. Unlike previous failed proposals that sought to balance the budget principally by increasing income taxes, the current plan -- which starts from the base of a relatively small deficit -- proposes to slow the growth of federal spending. As such, its prospects are promising.

     Natural skeptics are waiting to see specific legislation to see if the agreement has teeth. While we are optimistic, we need to temper our enthusiasm. Much of the good news associated with a balanced budget was quickly discounted in the higher prices in the stock and bond markets.

     Of particular interest to equity investors is the agreement to reduce the maximum tax rate on capital gains. Although details of the reduction are yet to be known, the prospect of more favorable tax treatment on gains will have the short-term effect of supporting stocks -- investors can be expected to postpone selling until they can qualify for the lower tax rate. With equity sales essentially "frozen" until the effective date is known, the stock market should have a considerable underpinning. Once an effective date is determined, we would expect the pent-up selling to occur. However, then we shall enjoy the long-term positive effect of the lower tax rate on gains.

     Talk of a balanced budget has shifted the spotlight away from the Federal Reserve Board's upward pressure on interest rates. Having declined to raise rates in May, the Fed may still act again at a later date. However, this action may be the last for a while because the economy seems to be slowing down in the second quarter, after the rapid 5.6 percent growth in the first quarter of the year. A slower economy would reduce the threat of inflation and reduce the need for further rate hikes by the Fed.

     In fact, a review of the standard measures of the economy shows little to be concerned about. As has been the pattern for more than five years, a few strong quarters followed by a few weak quarters have produced an overall 2 percent to 3 percent rate of growth in gross domestic product (GDP). Job creation and the unemployment rate are consistent with a moderately expanding economy. Corporate profits continue to grow at an expected 4 to 5 percent rate in 1997. The Consumer Price Index continues to track at a 2.5 percent to 3.0 percent rate.

     Just as we see a limited downside to today's rising interest rate environment, so is there a limited upside in the near future. The effect of higher rates will have to work itself through the economy. Higher rates have significant implications for corporate profitability, debt issuance, credit extension and international trade. Post-correction cash flows into the financial markets will be a subject of great scrutiny. One of the factors driving the stock market to its recent all-time high was the unprecedented high level of investment through mutual funds, 401(k)s and qualified contribution plans. It is realistic to expect that, on the margin, some of that cash will find a home in short-term, liquid investments while the stock market sorts itself out.

     Leadership in the stock market has been quite narrow and concentrated for the past six months in large, multinational companies with familiar consumer brand names. The recent rally after the announcement of a balanced budget agreement suggests that valuations of smaller capitalization stocks are compelling and the market is broadening.

     Higher interest rates are, of course, anathema to the fixed-income market. However, bond investors in the last few weeks have been cheered by the balanced budget proposal and by expectations that interest rates would not go much higher. We expect the bond market to trade in a very narrow range -- with long-term interest rates no lower than 6.50 percent

ECONOMIC OVERVIEW

and no higher than 7.25 percent. One positive effect of the stock market correction was the widening of spreads available on high yield bonds. As a consequence, high yield bonds today are more reasonably priced.

     A natural response to increased volatility in the U.S. equity market is to look abroad. In fact, the valuations of many international markets are more attractive than the U.S. However, the weak German and Japanese economies make it difficult to identify many exciting near-term opportunities without careful research.

     Our recommendation to shareholders is to stay the course and to fight the temptation to try to time when and where you should be invested without help. Financial assets react much quicker today to events. Volatility has returned to the market and with it heightened uncertainty. Now is the time to rely on your financial representative for the expertise and the long-term investing discipline that he or she can provide.

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recessions or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.


                                  [BAR GRAPH]

                                NOW (5/31/97)          6 MONTHS AGO            1 YEAR AGO              2 YEAR AGO

10-YEAR TREASURY RATE(1)              6.71                   6.3                    6.91                    6.17
PRIME RATE(2)                         8.5                    8.25                   8.25                    9
INFLATION RATE(3)                     2.3                    3.31                   2.75                    3.04
THE U.S. DOLLAR(4)                    6.55                   4.36                   9.15                   -9.31
CAPITAL GOODS ORDERS(5)*              8.28                   2.42                   3.93                   17.47
INDUSTRIAL PRODUCTION(5)              4.28                   4.36                   3.34                    2.88
EMPLOYMENT GROWTH(6)                  2.13                   2.15                   2.09                    2.7

[1] Falling interest rates in recent years have been a big plus for financial assets.

[2] The interest rate that commercial lenders charge their best borrowers.

[3] Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

[4] Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

[5] These influence corporate profits and equity performance.

[6] An influence on family income and retail sales.

*   Data as of April 30, 1997.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.

  With this commentary as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

June 9, 1997

PERFORMANCE UPDATE

[FERRO PHOTO]

DENNIS FERRO JOINED ZURICH INVESTMENT MANAGEMENT LIMITED (ZIML), A LONDON- BASED AFFILIATE OF ZURICH KEMPER INVESTMENTS, INC. IN 1994 AS MANAGING DIRECTOR OF ZIML AND PORTFOLIO MANAGER OF KEMPER INTERNATIONAL FUND. FERRO HOLDS AN M.B.A. IN FINANCE FROM ST. JOHN'S UNIVERSITY IN NEW YORK AND A BACHELOR'S DEGREE FROM VILLANOVA UNIVERSITY IN PENNSYLVANIA. HE IS A CHARTERED FINANCIAL ANALYST.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED
ON MARKET AND OTHER CONDITIONS.

KEMPER INTERNATIONAL FUND OUTPERFORMED ITS BENCHMARK INDEX BY MORE THAN SIX PERCENT DURING THE SIX-MONTH PERIOD. PORTFOLIO MANAGER DENNIS FERRO DISCUSSES THE INTERNATIONAL MARKETS AND THE APPROACH HIS TEAM TOOK TO ACHIEVE SUCH STRONG RESULTS.

Q KEMPER INTERNATIONAL FUND CLASS A SHARES (UNADJUSTED FOR SALES CHARGE) WAS UP 7.94 PERCENT FOR THE SIX-MONTH PERIOD COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE) INDEX* WHICH RETURNED JUST
1.72 PERCENT. WHAT STEPS DID YOU AND YOUR TEAM TAKE TO ACHIEVE THESE IMPRESSIVE RESULTS?

A    Our concentration on highly-focused, growth-oriented companies in the
European equity markets helped us achieve consistent returns. Low inflation, low interest rates and moderate growth, combined with the benefits the export sector experienced due to the dollar strength, created a very positive investment environment.

     We also maintained a smaller exposure to Japan than the index. The holdings we had in this market focused on globally competitive companies that do significant exporting to other world markets and have higher than average profit margins on unique products or services. Technology and auto companies are two industries we focused on that met these criteria.

     We modestly reduced our position in Southeast Asia, trimming our exposure across the region and maintained a zero weighting in Thailand. The money pulled from these struggling markets was then used to increase the exposure to companies in Europe and Latin America.

*THE EAFE INDEX IS AN UNMANAGED INDEX THAT IS A GENERALLY ACCEPTED BENCHMARK FOR MAJOR OVERSEAS MARKETS.

Q   HOW DID THE DIFFERENT WORLD MARKETS PERFORM DURING THE PERIOD?

A   International markets outside of Japan did well with European and Latin
American markets leading performance overall. Nearly all European markets had strong returns on a local currency basis. However, the U.S. dollar had a fairly strong move during the same period which weakened local returns when converted. For example, a nearly 23 percent return on a local basis for the French market converted to 7.34 percent in U.S. dollars. While it is less than the extraordinary local currency return, it is still a reasonable number in dollar terms.

     Latin American markets were also strong during the period. Mexico, for example, was up 16.45 percent in local terms and 18.02 percent in U.S. dollars for the period. Conversely, Asian markets lagged both in local currency and U.S. dollars. The Hang Seng Index of Hong Kong did have a positive return -- unlike the other Asian markets -- up 3.41 percent in U.S. dollar terms.

PERFORMANCE UPDATE

Q   THE FUND HAS BEEN HEDGED MORE THAN 25 PERCENT THROUGHOUT THE PERIOD. CAN
YOU EXPLAIN YOUR HEDGING PHILOSOPHY?

A Our philosophy on hedging is purely defensive. We examine several economic indicators and long-term trends. If our analysis leads us to believe the U.S. dollar is dramatically undervalued relative to a foreign currency we will take steps to help offset the depreciation of the foreign currency as we did during this period. Our normal posture, however, would be unhedged.

Q   WHICH INDUSTRIES DID YOU FAVOR IN THE DIFFERENT REGIONS AND WHICH STOCKS
OFFERED TOP PERFORMANCE?

A   We continued to favor the pharmaceutical sector in Europe. Novartis
(Switzerland), Roche Holding A.G. (Switzerland), Glaxo Wellcome (UK) and Zeneca Group (UK) are holdings we have in this sector. Financial stocks in Europe were another focus because they benefited from the modest interest rate environment. We looked for companies in this sector that had specific market strategies in certain product areas such as pension services or other types of saving services for individuals. ING Groep (Netherlands), ABN AMRO Bank (Netherlands) and Banco Bilboa Vizcaya (Spain) were among our financial holdings.

    In Japan we favored technology companies such as Sony, Matsushita Electric Industrial Co. and Ricoh. In Hong Kong we focused on financials such as HSBC Holdings, and broad-based conglomerates like CITIC Pacific. Real estate is also a thriving sector in this market with names like Cheung Kong Holdings offering good returns.

    In Canada our choices were very name-specific. Canadian National Railway, one of the major railway companies in Canada, has been generating increased operating efficiencies and is improving profitability. Philip Environmental, a waste collection and recycling company, is another name we own in this market. It has expanded quite a bit through acquisitions in the last year or so.

    In Latin America the exposure has primarily been in Mexico where we own Tubos de Acero de Mexico, a pipeline manufacturing company that has benefited from increased capital expenditure by Pemex, the national oil company. We also own Fomento Economico Mexicano de C.V., a beverage distributor. Grupo Elektra is a retail company we hold in this market that should benefit from the current economic recovery as consumer spending picks up.

Q   YOU MENTIONED MAINTAINING A LESSER EXPOSURE TO JAPAN THAN THE INDEX. WHAT
ARE YOUR VIEWS ON THIS MARKET AND WHERE DO YOU SEE IT GOING FROM HERE?

A   Our lowest exposure to this market was about 15 percent during the six-month period. That compares to an index weighting of over 29 percent. During visits our analysts have made to Japan to meet with individual company management, we've found a somewhat higher degree of optimism and indications that business is stronger than the general economic forecasts would lead people to believe. From a bottom-up standpoint companies seem to be doing better and operating at higher levels than forecasters are suggesting. We expect the industrial sector of the economy to be firm and to deliver strong earnings growth.

Q   WHAT AFFECT, IF ANY, DO YOU SEE THE HANDOVER OF HONG KONG TO CHINA HAVING
ON THAT MARKET?

A   We believe the handover will go smoothly. We do expect there to be demonstrations that will inevitably create some concern in the press but we don't expect any immediate changes that would negatively affect the ability of companies to do business. We have about a three percent exposure to this market. Over the next several years the legal framework in which companies operate may be adjusted and that could raise some issues. But in the near term, we expect to see an increase in the usage of real estate in Hong Kong by Chinese companies and that should be positive for business.

Q   IT WAS A VERY SUCCESSFUL SIX MONTHS FOR THE FUND BUT WERE THERE ANY
OPPORTUNITIES THAT YOU MISSED?

A   We might have done well to have had even less exposure to Japan. Although the companies we own there did do well relative to the market, the market

PERFORMANCE UPDATE

did underperform most other world markets so there was some opportunity lost. But, on the flip side, our decision to reduce the exposure to Southeast Asia, and specifically deciding to exit Thailand, proved to be a good one as these markets were down significantly.

Q    WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A We remain positive on world equity markets while being very aware that they have a heightened sensitivity to U.S. interest rates. When adjustments were made in the U.S. in the first quarter of this year, overseas markets had a short-term, negative reaction. With the exception of the UK, we do not see signs of enough inflation to lead to rate hikes in international markets. Our weightings will continue to favor Europe. We are moving modestly higher in Japan and continue to underweight Southeast Asia. The focus in Latin America will remain on Mexico with smaller positions in Peru and Brazil.

     Our expectation is that the dollar has probably seen its highs and will trade in a fairly tight range going forward which would be consistent with the G7* objective of having greater currency stability.

*A GROUP OF MAJOR INDUSTRIALIZED COUNTRIES THAT TRIES TO COORDINATE MONETARY AND FISCAL POLICIES TO CREATE A MORE STABLE WORLD ECONOMIC SYSTEM.

LARGEST HOLDINGS

TOP HOLDINGS FOCUS ON EUROPEAN MARKET STRENGTH*

A comparison of the fund's top five holdings on April 30, 1997 with its top five holdings on October 31, 1996


                                         ON                                   ON
                    HOLDINGS            4/30/97                           10/31/96
----------------------------------------------------------------------------------
1.          NOVARTIS                     2.7%    CIBA-GEIGY                   2.8%
            SWITZERLAND                          SWITZERLAND
----------------------------------------------------------------------------------
2.          ELF AQUITAINE                2.7%    ROCHE HOLDING                2.4%
            FRANCE                               SWITZERLAND
----------------------------------------------------------------------------------
3.          GLAXO WELLCOME               2.5%    ASTRA                        1.9%
            UNITED KINGDOM                       SWEDEN
----------------------------------------------------------------------------------
4.          CARREFOUR S.A.               2.4%    BRITISH PETROLEUM            1.8%
            FRANCE                               UNITED KINGDOM
----------------------------------------------------------------------------------
5.          PHILIP ENVIRONMENTAL         2.3%    PHILIP ENVIRONMENTAL         1.8%
            CANADA                               CANADA
----------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

MARKET PERFORMANCE

EUROPE LEADS WORLD MARKET PERFORMANCE

Performance of selected international markets represented in the FT/S&P Actuaries World Indices* for the six-month period from November 1, 1996, to April 30, 1997 in U.S. dollars.

                                 [LINE GRAPH]

SPAIN                                   22.70%
FINLAND                                 18.15%
MEXICO                                  18.02%
ITALY                                   15.74%
NETHERLANDS                             13.70%
NORWAY                                  11.61%
GERMANY                                 11.30%
SWITZERLAND                             10.96%
BELGIUM                                  9.91%
UNITED KINGDOM                           9.49%
DENMARK                                  7.46%
FRANCE                                   7.34%
AUSTRALIA                                6.42%
SWEDEN                                   5.27%
IRELAND                                  4.17%
CANADA                                   3.79%
HONG KONG                               -0.95%
AUSTRIA                                 -0.98%
SINGAPORE                               -5.03%
NEW ZEALAND                             -5.73%
MALAYSIA                                -8.40%
JAPAN                                   -15.32%


Source: Datastream PreView. This information is historical and does not represent future returns of these markets.
*FT/S&P Actuaries World Indices are a series of global equity indices covering 26 countries and 12 geographic regions. The stocks included in these unmanaged indices are representative of the equity investment opportunities available to international investors.

COUNTRY CONCENTRATIONS

KEMPER INTERNATIONAL FUND'S EXPOSURE COMPARED TO ITS INDEX*

Data shows the geographic composition of the EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index, the unmanaged index that is a generally accepted benchmark for major overseas markets) and the corresponding percentage for Kemper International Fund holdings in these markets as of April 30, 1997. Differences in the composition help explain the differences in the performance of each. Please note, the fund and index also invest in other countries not included in this chart.

[GEOGRAPHIC COMPOSITION BAR GRAPH]

                               KEMPER
                            INTERNATIONAL    EAFE
                                FUND         INDEX

NETHERLANDS                     17.1%         5.0%

JAPAN                           16.5%        30.0%

UNITED KINGDOM                  12.8%        19.7%

SWITZERLAND                      7.7%         6.4%

FRANCE                           7.1%         7.2%

GERMANY                          6.1%         8.9%

MEXICO                           4.5%         0.0%

HONG KONG                        2.7%         3.6%

ITALY                            2.7%         3.2%

MALAYSIA                         2.0%         2.4%

AUSTRALIA                        0.2%         3.1%

* Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS AT APRIL 30, 1997
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS                                      NUMBER OF SHARES                           VALUE
---------------------------------------------------------------------------------------------------------------------
EUROPE
---------------------------------------------------------------------------------------------------------------------
NETHERLANDS--15.8%                       ABN AMRO Bank
                                           BANKING                                              82,000   $  5,636
                                         Aalberts Industries N.V.
                                           CAPITAL GOODS AND COMPONENTS                        238,045      5,462
                                         Aegon N.V.
                                           INSURANCE COMPANY                                   141,828     10,047
                                         (a)Baan Company N.V.
                                           SERVICE SOFTWARE APPLICATIONS                       125,000      6,551
                                         GTI Holding
                                           ENGINEERING SERVICES                                 36,650      4,459
                                         Goudsmit N.V.
                                           TEMPORARY EMPLOYMENT AGENCY                          53,000      7,210
                                         Gucci Group N.V.
                                           LUXURY GOODS MANUFACTURER                            41,250      2,873
                                         Hagemeyer N.V.
                                           WHOLESALER                                           40,000      3,480
                                         IHC Caland N.V.
                                           ENGINEERING SERVICES                                 84,000      4,148
                                         ING Groep N.V.
                                           BANKING AND INSURANCE                               293,075     11,509
                                         Koninklijke Ahold N.V.
                                           FOOD RETAILER                                       118,255      8,073
                                         Nutricia Verenigde Bedryven
                                           SPECIALTY NUTRITION PRODUCTS MANUFACTURER            18,000      2,731
                                         Oce-Van Der Grinten
                                           PHOTOCOPY AND PRINTING SERVICES                      25,000      3,025
                                         Royal Dutch Petroleum
                                           PETROLEUM PRODUCER                                   30,760      5,498
                                         Wolters Kluwer
                                           PUBLISHER                                            45,000      5,334
                                         ----------------------------------------------------------------------------
                                                                                                           86,036
---------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--11.8%                    BBA Group PLC
                                           DIVERSIFIED ENGINEERING COMPANY                     733,804      3,977
                                         Barclays PLC
                                           BANKING                                             312,000      5,812
                                         (a)British Bio-Technology Group
                                           PHARMACEUTICAL COMPANY                            1,397,500      5,476
                                         British Petroleum
                                           PETROLEUM PRODUCER                                  812,207      9,331
                                         Glaxo Wellcome
                                           PHARMACEUTICAL COMPANY                              700,000     13,777
                                         Granada Group PLC
                                           ENTERTAINMENT AND COMMUNICATIONS COMPANY            348,744      5,036
                                         Pearson PLC
                                           MEDIA AND ENTERTAINMENT COMPANY                     124,100      1,427
                                         Reed International PLC
                                           PUBLISHER                                           440,000      8,121
                                         Rentokil Group PLC
                                           SERVICES COMPANY                                    720,000      4,726
                                         Zeneca Group PLC
                                           PHARMACEUTICAL COMPANY                              220,000      6,638
                                         ----------------------------------------------------------------------------
                                                                                                           64,321
---------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF SHARES      VALUE
---------------------------------------------------------------------------------------------------------------------
SWITZERLAND--7.1%                        Alusuisee-Lonza Holding
                                           ALUMINUM, CHEMICALS AND PACKAGING MANUFACTURER        6,000   $  5,054
                                         Ciba Specialty Chemicals
                                           CHEMICAL PRODUCER                                    71,493      6,162
                                         Novartis
                                           PHARMACEUTICAL COMPANY                               11,200     14,762
                                         Roche Holding A.G., with warrants expiring 1998
                                           PHARMACEUTICAL COMPANY                                1,487     12,565
                                         ----------------------------------------------------------------------------
                                                                                                           38,543
---------------------------------------------------------------------------------------------------------------------
FRANCE--6.5%                             Carrefour S.A.
                                           FOOD RETAILER                                        20,845     13,015
                                         Clarins
                                           COSMETIC PRODUCTS                                    21,700      2,703
                                         Elf Aquitaine
                                           OIL AND GAS PRODUCER                                149,000     14,450
                                         Technip S.A.
                                           ENGINEERING COMPANY                                  50,000      5,286
                                         ----------------------------------------------------------------------------
                                                                                                           35,454
---------------------------------------------------------------------------------------------------------------------
GERMANY--5.6%                            Bayer A.G.
                                           CHEMICAL COMPANY                                    155,000      6,167
                                         (a)Fresenius Medical Care A.G.
                                           MEDICAL SUPPLY COMPANY                              102,050      7,337
                                         Mannesmann A.G.
                                           CAPITAL GOODS PRODUCER                               11,000      4,326
                                         SGL CARBON A.G.
                                           CHEMICAL PRODUCER                                    60,000      8,367
                                         Veba, A.G.
                                           ELECTRIC UTILITY                                     84,000      4,327
                                         ----------------------------------------------------------------------------
                                                                                                           30,524
---------------------------------------------------------------------------------------------------------------------
IRELAND--4.4%                            Bank of Ireland
                                           BANKING                                             811,090      8,442
                                         Greencore Group PLC
                                           FOOD PRODUCER                                       879,154      4,490
                                         Independent Newspapers PLC
                                           PUBLISHER                                         1,208,734      6,173
                                         Waterford Wedgewood PLC
                                           FINE CHINA AND CRYSTAL MANUFACTURER               3,842,102      5,020
                                         ----------------------------------------------------------------------------
                                                                                                           24,125
---------------------------------------------------------------------------------------------------------------------
SPAIN--3.7%                              Banco Bilbao Vizcaya
                                           BANKING                                              54,380      3,663
                                         Banco Santander, S.A.
                                           BANKING                                              91,000      6,853
                                         Empresa Nacional de Electricidad S.A.
                                           ELECTRIC UTILITY                                     91,000      6,367
                                         Iberdrola, S.A.
                                           ELECTRIC UTILITY                                    300,000      3,389
                                         ----------------------------------------------------------------------------
                                                                                                           20,272
---------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF SHARES      VALUE
---------------------------------------------------------------------------------------------------------------------
ITALY--2.5%                              Bulgari SpA
                                           LUXURY GOODS MANUFACTURER                           155,000   $  2,802
                                         Telecom Italia Mobile
                                           MOBILE TELECOMMUNICATIONS PROVIDER                3,480,000     10,947
                                         ----------------------------------------------------------------------------
                                                                                                           13,749
---------------------------------------------------------------------------------------------------------------------
NORWAY--.7%                              Merkantildata A/S
                                           INFORMATION TECHNOLOGY SUPPLIER                     223,000      4,071
---------------------------------------------------------------------------------------------------------------------
SWEDEN--.6%                              L.M. Ericsson Telephone Co., "B"
                                           TELECOMMUNICATIONS EQUIPMENT MANUFACTURER           100,000      3,161
---------------------------------------------------------------------------------------------------------------------
DENMARK--.5%                             Copenhagen Airports
                                           AIRPORT OPERATOR                                     27,000      2,732
                                         ----------------------------------------------------------------------------
                                         TOTAL EUROPEAN COUNTRIES--59.2%                                  322,988
---------------------------------------------------------------------------------------------------------------------

PACIFIC REGION
---------------------------------------------------------------------------------------------------------------------
JAPAN--15.2%                             Canon Inc.
                                           PRECISION INSTRUMENTS MANUFACTURER                  300,000      7,115
                                         Circle K Japan
                                           CONVENIENCE RETAILER                                 90,000      4,135
                                         Daifuku Co., Ltd
                                           DIVERSIFIED MACHINERY MANUFACTURER                  210,000      2,416
                                         Eisai Co., Ltd.
                                           PHARMACEUTICAL COMPANY                              307,000      5,322
                                         Fuji Photo Film Co., Ltd.
                                           PRECISION INSTRUMENTS MANUFACTURER                  125,000      4,777
                                         Honda Motor Co., Ltd.
                                           AUTOMOBILE MANUFACTURER                             203,000      6,302
                                         Matsushita Electric Industrial Co., Ltd.
                                           ELECTRONICS MANUFACTURER                            420,000      6,718
                                         Murata Manufacturing
                                           ELECTRONICS COMPONENTS MANUFACTURER                 185,000      6,822
                                         Noritsu Koki Co., Ltd.
                                           PRECISION INSTRUMENTS MANUFACTURER                   54,000      2,302
                                         Ricoh Co., Ltd.
                                           PRECISION INSTRUMENTS MANUFACTURER                  450,000      5,354
                                         Seven Eleven Japan Co., Ltd.
                                           CONVENIENCE RETAILER                                 56,000      3,552
                                         Shohkoh Fund & Co., Ltd.
                                           FINANCING COMPANY                                     6,900      1,620
                                         Sony Corp.
                                           ELECTRONICS MANUFACTURER                             93,000      6,771
                                         Tokyo Electron Ltd.
                                           ELECTRONICS MANUFACTURER                            141,200      5,452
                                         Toray Industries
                                           TEXTILE MANUFACTURER                              1,015,000      6,318
                                         Toyota Motor Corp.
                                           AUTOMOBILE MANUFACTURER                             236,000      6,844
                                         Tsubakimoto Chain Co.
                                           CHAIN AND CONVEYOR MANUFACTURER                     169,000        891
                                         ----------------------------------------------------------------------------
                                                                                                           82,711
---------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF SHARES      VALUE
---------------------------------------------------------------------------------------------------------------------
HONG KONG--2.5%                          CITIC Pacific Ltd.
                                           CONGLOMERATE                                        600,000   $  3,245
                                         Cheung Kong Holdings Ltd.
                                           REAL ESTATE                                         290,000      2,546
                                         HSBC Holdings PLC
                                           BANKING                                             136,101      3,443
                                         Henderson Land Development Co., Ltd.
                                           PROPERTY DEVELOPER                                  315,000      2,653
                                         Hysan Development Co., Ltd.
                                           PROPERTY DEVELOPER                                  700,000      1,934
                                         ----------------------------------------------------------------------------
                                                                                                           13,821
---------------------------------------------------------------------------------------------------------------------
MALAYSIA--1.9%                           DCB Holdings Bhd
                                           BANKING                                             720,000      2,338
                                         Hume Industries Bhd
                                           CONSTRUCTION MATERIAL MANUFACTURER                  351,000      1,874
                                         Magnum Corporation Bhd
                                           ENTERTAINMENT AND GAMING                          1,145,000      1,815
                                         Sungei Way Holdings Bhd
                                           BUILDING MATERIALS COMPANY                          774,400      1,774
                                         U M W Holdings Bhd
                                           EQUIPMENT MANUFACTURER                              467,000      2,456
                                         ----------------------------------------------------------------------------
                                                                                                           10,257
---------------------------------------------------------------------------------------------------------------------
SINGAPORE--1.2%                          Cycle & Carriage Ltd.
                                           AUTOMOBILE SALES AND DISTRIBUTION                   200,000      2,047
                                         DBS Land Ltd.
                                           PROPERTY INVESTMENT                                 760,000      2,459
                                         Development Bank of Singapore
                                           BANKING                                             159,000      1,891
                                         ----------------------------------------------------------------------------
                                                                                                            6,397
---------------------------------------------------------------------------------------------------------------------
INDONESIA--.3%                           Gudang Garam, PT
                                           CIGARETTE MANUFACTURER                              400,000      1,679
                                         ----------------------------------------------------------------------------
                                         TOTAL PACIFIC REGION--21.1%                                      114,865
---------------------------------------------------------------------------------------------------------------------

COMMONWEALTH COUNTRIES
---------------------------------------------------------------------------------------------------------------------
CANADA--5.9%                             Canadian National Railway Co.
                                           RAILWAY COMPANY                                     233,700      8,997
                                         Petro-Canada
                                           OIL AND GAS COMPANY                                 645,300     10,567
                                         (a)Philip Environmental
                                           WASTE COLLECTION AND RECYCLING COMPANY              804,700     12,674
                                         ----------------------------------------------------------------------------
                                                                                                           32,238
---------------------------------------------------------------------------------------------------------------------
NEW ZEALAND--.6%                         Tranz Rail Holdings Ltd.
                                           TRANSPORTATION                                      185,400      3,291
                                         ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
AUSTRALIA--.2%                           Aristocrat
                                           ENTERTAINMENT                                       445,225        933
                                         ----------------------------------------------------------------------------
                                         TOTAL COMMONWEALTH COUNTRIES--6.7%                                36,462
---------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF SHARES      VALUE
---------------------------------------------------------------------------------------------------------------------
LATIN AMERICA
---------------------------------------------------------------------------------------------------------------------
MEXICO--4.1%                             Cementos Mexicanos, S.A. de C.V., "B," ADR
                                           CEMENT PRODUCER                                   1,068,000   $  4,020
                                         Fomento Economico Mexicano de C.V., "B," ADR
                                           BEER AND SOFT DRINK MANUFACTURER                    705,000      3,361
                                         Grupo Carso, S.A. de C.V., ADR
                                           INDUSTRIAL CONGLOMERATE                             452,700      2,667
                                         Grupo Casa Autrey, ADR
                                           PHARMACEUTICAL AND FOODS DISTRIBUTOR                117,700      2,045
                                         Grupo Elektra, S.A. de C.V., GDR
                                           RETAILER                                            425,000      3,839
                                         (a)Tubos de Acero de Mexico, S.A., ADR
                                           STEEL MANUFACTURER                                  399,900      6,548
                                         ----------------------------------------------------------------------------
                                                                                                           22,480
---------------------------------------------------------------------------------------------------------------------
BRAZIL--.6%                              Petroleo Brasileiro S.A.
                                           OIL AND GAS COMPANY                               7,000,000      1,475
                                         Telebras, S.A.
                                           TELEPHONE COMPANY                                15,000,000      1,721
                                         ----------------------------------------------------------------------------
                                                                                                            3,196
---------------------------------------------------------------------------------------------------------------------
PERU--.5%                                Telefonica del Peru S.A., ADR
                                           TELECOMMUNICATION SERVICES                          114,400      2,746
                                         ----------------------------------------------------------------------------
                                         TOTAL LATIN AMERICAN COUNTRIES--5.2%                              28,422
                                         ----------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--92.2%
                                         (Cost: $404,392)                                                 502,737
                                         ----------------------------------------------------------------------------

                                                                                      PRINCIPAL AMOUNT      VALUE
MONEY MARKET                             Yield--5.60% to 5.73%
INSTRUMENTS--7.9%                          Due--May and June 1997
                                         Dynamic Funding Corp.                              $   14,000     13,947
                                         Whirlpool Financial Corp.                              14,830     14,792
                                         Other                                                  14,000     13,959
                                         ----------------------------------------------------------------------------
                                         TOTAL MONEY MARKET INSTRUMENTS--7.9%
                                         (Cost: $42,691)                                                   42,698
                                         ----------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--100.1%
                                         (Cost: $447,083)                                                 545,435
                                         ----------------------------------------------------------------------------
                                         LIABILITIES, LESS OTHER ASSETS--(.1)%                               (337)
                                         ----------------------------------------------------------------------------
                                         NET ASSETS--100%                                                $545,098
                                         ----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

At April 30, 1997, the Fund's portfolio of investments had the following industry diversification (dollars in thousands):

                                                                 VALUE        %
--------------------------------------------------------------------------------------
Finance                                                         $ 74,090     13.6
--------------------------------------------------------------------------------------
Health Care                                                       65,877     12.1
--------------------------------------------------------------------------------------
Consumer Cyclicals                                                62,431     11.4
--------------------------------------------------------------------------------------
Basic Industries                                                  61,414     11.2
--------------------------------------------------------------------------------------
Technology                                                        57,342     10.5
--------------------------------------------------------------------------------------
Consumer Staples                                                  48,967      9.0
--------------------------------------------------------------------------------------
Capital Goods                                                     46,778      8.6
--------------------------------------------------------------------------------------
Energy                                                            41,321      7.6
--------------------------------------------------------------------------------------
Utilities                                                         29,497      5.4
--------------------------------------------------------------------------------------
Transportation                                                    15,020      2.8
--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                              502,737     92.2
--------------------------------------------------------------------------------------
OTHER NET ASSETS                                                  42,361      7.8
--------------------------------------------------------------------------------------
NET ASSETS                                                      $545,098    100.0
--------------------------------------------------------------------------------------

------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $447,083,000 for federal income tax purposes at April 30, 1997, the gross unrealized appreciation was $106,014,000, the gross unrealized depreciation was $7,662,000 and the net unrealized appreciation on investments was $98,352,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997
(IN THOUSANDS)

------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $447,083)                                                $545,435
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                11,774
------------------------------------------------------------------------
  Fund shares sold                                                   418
------------------------------------------------------------------------
  Dividends                                                        2,091
------------------------------------------------------------------------
    TOTAL ASSETS                                                 559,718
------------------------------------------------------------------------

------------------------------------------------------------------------
LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Cash overdraft                                                       815
------------------------------------------------------------------------
Payable for:
  Investments purchased                                           12,828
------------------------------------------------------------------------
  Fund shares redeemed                                               128
------------------------------------------------------------------------
  Management fee                                                     305
------------------------------------------------------------------------
  Distribution services fee                                           77
------------------------------------------------------------------------
  Administrative services fee                                         95
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             316
------------------------------------------------------------------------
  Trustees' fees                                                      56
------------------------------------------------------------------------
    Total liabilities                                             14,620
------------------------------------------------------------------------
NET ASSETS                                                      $545,098
------------------------------------------------------------------------

------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $439,882
------------------------------------------------------------------------
Undistributed net realized gain on investments and foreign
currency transactions                                              6,582
------------------------------------------------------------------------
Net unrealized appreciation on investments and assets and
liabilities in foreign currencies                                 98,634
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $545,098
------------------------------------------------------------------------

------------------------------------------------------------------------
THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($388,801 / 32,241 shares outstanding)                          $12.06
------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                     $12.80
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($125,801 / 10,526 shares outstanding)                          $11.95
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($12,308 / 1,029 shares outstanding)                            $11.96
------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($18,188 / 1,508 shares outstanding)                            $12.06
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1997
(IN THOUSANDS)


-----------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------
  Dividends                                                     $ 3,163
-----------------------------------------------------------------------
  Interest                                                          587
-----------------------------------------------------------------------
                                                                  3,750
-----------------------------------------------------------------------
  Less foreign taxes withheld                                       357
-----------------------------------------------------------------------
    Total investment income                                       3,393
-----------------------------------------------------------------------
Expenses:
  Management fee                                                  1,852
-----------------------------------------------------------------------
  Administrative services fee                                       564
-----------------------------------------------------------------------
  Distribution services fee                                         442
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses          1,538
-----------------------------------------------------------------------
  Professional fees                                                  59
-----------------------------------------------------------------------
  Reports to shareholders                                            61
-----------------------------------------------------------------------
  Trustees' fees and other                                           33
-----------------------------------------------------------------------
    Total expenses                                                4,549
-----------------------------------------------------------------------
NET INVESTMENT LOSS                                              (1,156)
-----------------------------------------------------------------------

-----------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-----------------------------------------------------------------------

  Net realized gain on sales of investments and foreign
  currency transactions                                           7,166
-----------------------------------------------------------------------
  Change in net unrealized appreciation on investments and
  assets and liabilities in foreign currencies                   31,650
-----------------------------------------------------------------------
Net gain on investments                                          38,816
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $37,660
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                SIX MONTHS
                                                                  ENDED            YEAR ENDED
                                                                APRIL 30,          OCTOBER 31,
                                                                   1997               1996
----------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
  Net investment income (loss)                                   $ (1,156)               847
----------------------------------------------------------------------------------------------
  Net realized gain                                                 7,166             32,629
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                            31,650             21,127
----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               37,660             54,603
----------------------------------------------------------------------------------------------
Net equalization credits (charges)                                   (182)               399
----------------------------------------------------------------------------------------------
  Distribution from net investment income                          (4,091)            (3,561)
----------------------------------------------------------------------------------------------
  Distribution from net realized gain                             (27,136)            (1,726)
----------------------------------------------------------------------------------------------
Total dividends to shareholders                                   (31,227)            (5,287)
----------------------------------------------------------------------------------------------
Net increase from capital share transactions                       66,604             57,820
----------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                       72,855            107,535
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------

Beginning of period                                               472,243            364,708
----------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed net
investment income of $4,541 in 1996)                             $545,098            472,243
----------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE      Kemper International Fund is an open-end management
     FUND                    investment company organized as a business trust
                             under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT             INVESTMENT VALUATION. Investments are stated at
     ACCOUNTING POLICIES     value. Portfolio securities that are traded on a
                             domestic securities exchange are valued at the last sale price on that exchange or, if there is no recent sale price available, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Trustees or its delegates. All other securities not so traded are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the day of valuation.
                             Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by a recognized dealer. If such quotations are not readily available, the rates of exchange are determined in good faith by the Board of Trustees. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rates of exchange prevailing on the

NOTES TO FINANCIAL STATEMENTS

                             respective dates of such transactions. The Fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies during the six months ended April 30, 1997.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH       MANAGEMENT AGREEMENT. The Fund has a management
     AFFILIATES              agreement with Zurich Kemper Investments, Inc.
                             (ZKI) and pays a management fee at an annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $1,852,000 for the six months ended April 30, 1997. Zurich Investment
                             Management Limited, an affiliate of ZKI, serves as sub-adviser with respect to foreign securities investments in the Fund, and is paid by ZKI for its services.

NOTES TO FINANCIAL STATEMENTS

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Zurich Kemper Distributors, Inc. (ZKDI) (formerly known as Kemper Distributors, Inc.). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                      COMMISSIONS      COMMISSIONS
                                                                      RETAINED BY    ALLOWED BY ZKDI
                                                                          ZKDI           TO FIRMS
                                                                      -----------    ---------------
                             Six months ended April 30, 1997             $52,000          457,000

                             For services under the distribution services agreement, the Fund pays ZKDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, ZKDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, ZKDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                              DISTRIBUTION FEES       COMMISSIONS AND
                                                                   AND CDSC        DISTRIBUTION FEES PAID
                                                               RECEIVED BY ZKDI       BY ZKDI TO FIRMS
                                                              -----------------    ----------------------
                             Six months ended April 30, 1997       $540,000               850,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with ZKDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays ZKDI a fee at an annual rate of up to .25% of average daily net assets of each class. ZKDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                      ASF PAID BY
                                                                      THE FUND TO    ASF PAID BY ZKDI
                                                                          ZKDI           TO FIRMS
                                                                      -----------    ----------------
                             Six months ended April 30, 1997            $564,000          595,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Zurich Kemper Service Company (ZKSvC) (formerly known as Kemper Service Company) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $891,000 for the six months ended April 30, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the six months ended April 30, 1997, the Fund made no payments to its officers and incurred trustees' fees of $11,000 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
4    INVESTMENT              For the six months ended April 30, 1997, investment
     TRANSACTIONS            transactions (excluding short-term instruments) are
                             as follows (in thousands):

                             Purchases                                  $204,862
                             Proceeds from sales                         198,431

--------------------------------------------------------------------------------
5    CAPITAL SHARE           The following table summarizes the activity in
     TRANSACTIONS            capital shares of the Fund (in thousands):

                                                    ---------------------         -----------------------
                                                      SIX MONTHS ENDED                  YEAR ENDED
                                                       APRIL 30, 1997                OCTOBER 31, 1996
                                                    ---------------------         -----------------------
                                                    SHARES        AMOUNT          SHARES         AMOUNT
                             ----------------------------------------------------------------------------
                              SHARES SOLD
                             ----------------------------------------------------------------------------
                              Class A                5,072       $ 59,834           9,032       $ 103,622
                             ----------------------------------------------------------------------------
                              Class B                3,640         43,610           6,520          75,871
                             ----------------------------------------------------------------------------
                              Class C                  480          5,773             558           6,539
                             ----------------------------------------------------------------------------
                              Class I                  417          4,947             922          10,499
                             ----------------------------------------------------------------------------

                             ----------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                             ----------------------------------------------------------------------------
                              Class A                1,999         22,694             432           4,573
                             ----------------------------------------------------------------------------
                              Class B                  507          5,766              27             288
                             ----------------------------------------------------------------------------
                              Class C                   42            480               1              15
                             ----------------------------------------------------------------------------
                              Class I                  102          1,173              23             243
                             ----------------------------------------------------------------------------

                             ----------------------------------------------------------------------------
                              SHARES REDEEMED
                             ----------------------------------------------------------------------------
                              Class A               (4,506)       (53,249)         (9,179)       (104,837)
                             ----------------------------------------------------------------------------
                              Class B               (1,616)       (19,380)         (2,290)        (28,074)
                             ----------------------------------------------------------------------------
                              Class C                 (113)        (1,381)           (145)         (1,808)
                             ----------------------------------------------------------------------------
                              Class I                 (311)        (3,663)           (787)         (9,111)
                             ----------------------------------------------------------------------------

                             ----------------------------------------------------------------------------
                              CONVERSION OF SHARES
                             ----------------------------------------------------------------------------
                              Class A                  163          1,954             139           1,595
                             ----------------------------------------------------------------------------
                              Class B                 (165)        (1,954)           (140)         (1,595)
                             ----------------------------------------------------------------------------
                              NET INCREASE
                              FROM CAPITAL SHARE
                              TRANSACTIONS                       $ 66,604                       $  57,820
                             ----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
6    FORWARD FOREIGN         In order to protect itself against a decline in the
     CURRENCY                value of particular foreign currencies against the
                             U.S. Dollar, the Fund has entered into forward contracts to deliver foreign currency in exchange for U.S. Dollars as described below. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the net unrealized gain on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract. At April 30, 1997, the Fund had the following forward foreign currency contracts outstanding with settlement dates in July
                             1997:

                                                                    CONTRACT        UNREALIZED
                                      FOREIGN CURRENCY             AMOUNT IN        GAIN (LOSS)
                                       TO BE DELIVERED            U.S. DOLLARS      AT 4/30/97
                             ------------------------------------------------------------------
                                76,000,000   Dutch Guilders       $39,301,000        $ 39,000
                             ------------------------------------------------------------------
                               102,000,000   French Francs         17,625,000          50,000
                             ------------------------------------------------------------------
                                26,425,000   German Marks          15,372,000          17,000
                             ------------------------------------------------------------------
                             5,000,000,000   Japanese Yen          40,154,000         236,000
                             ------------------------------------------------------------------
                               900,000,000   Spanish Pesetas        6,160,000          (6,000)
                             ------------------------------------------------------------------
                                26,880,000   Swiss Francs          18,459,000          35,000
                             ------------------------------------------------------------------
                                             NET UNREALIZED GAIN                     $371,000
                             ------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                    ----------------------------------------------------
                                                                          CLASS A
                                                    ----------------------------------------------------
                                                    SIX MONTHS
                                                      ENDED                 YEAR ENDED OCTOBER 31,
                                                    APRIL 30,          ---------------------------------
                                                       1997            1996    1995    1994    1993
--------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $11.96           10.59   11.13   10.56    8.17
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          (.01)            .04     .07      --     .03
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                       .91            1.50     .05     .86    2.54
--------------------------------------------------------------------------------------------------------
Total from investment operations                         .90            1.54     .12     .86    2.57
--------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                .12             .12      --      --     .18
--------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                    .68             .05     .66     .29      --
--------------------------------------------------------------------------------------------------------
Total dividends                                          .80             .17     .66     .29     .18
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $12.06           11.96   10.59   11.13   10.56
--------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                           7.94%          14.70    1.69    8.32   32.08
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                                1.58%           1.64    1.57    1.54    1.69
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                            (.24)%           .34     .83     .02     .37
--------------------------------------------------------------------------------------------------------

                                                    -----------------------------------------------------------
                                                                              CLASS B
                                                    -----------------------------------------------------------
                                                    SIX MONTHS
                                                      ENDED            YEAR ENDED OCTOBER 31,    MAY 31 TO
                                                    APRIL 30,          ----------------------   OCTOBER 31,
                                                       1997            1996             1995       1994
---------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $11.81           10.46            11.09      10.58
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                   (.07)           (.06)            (.02)      (.04)
---------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                       .91            1.47              .05        .55
---------------------------------------------------------------------------------------------------------------
Total from investment operations                         .84            1.41              .03        .51
---------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                .02             .01               --         --
---------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                    .68             .05              .66         --
---------------------------------------------------------------------------------------------------------------
Total dividends                                          .70             .06              .66         --
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $11.95           11.81            10.46      11.09
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                           7.38%          13.59              .84       4.82
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                                2.58%           2.53             2.50       2.58
---------------------------------------------------------------------------------------------------------------
Net investment loss                                    (1.24)%          (.55)            (.10)      (.97)
---------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                     -----------------------------------------    --------------------------------------
                                                      CLASS C                                    CLASS I
                                     -----------------------------------------    --------------------------------------
                                     SIX MONTHS     YEAR ENDED                    SIX MONTHS   YEAR ENDED
                                       ENDED       OCTOBER 31,      MAY 31 TO       ENDED      OCTOBER 31,    JULY 3 TO
                                     APRIL 30,    --------------   OCTOBER 31,    APRIL 30,    -----------   OCTOBER 31,
                                        1997      1996     1995       1994           1997         1996          1995
------------------------------------------------------------------------------    --------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------    --------------------------------------
Net asset value, beginning of
period                                 $11.81     10.46    11.09      10.58         11.99         10.61         10.09
------------------------------------------------------------------------------    --------------------------------------
Income from investment operations:
  Net investment income (loss)           (.06)     (.06)    (.02)      (.04)          .02           .10           .04
  Net realized and unrealized gain        .91      1.47      .05        .55           .92          1.48           .48
------------------------------------------------------------------------------    --------------------------------------
Total from investment operations          .85      1.41      .03        .51           .94          1.58           .52
------------------------------------------------------------------------------    --------------------------------------
Less dividends:
  Distribution from net investment
  income                                  .02       .01       --         --           .19           .15            --
  Distribution from net realized
  gain                                    .68       .05      .66         --           .68           .05            --
------------------------------------------------------------------------------    --------------------------------------
Total dividends                           .70       .06      .66         --           .87           .20            --
------------------------------------------------------------------------------    --------------------------------------
Net asset value, end of period         $11.96     11.81    10.46      11.09         12.06         11.99         10.61
------------------------------------------------------------------------------    --------------------------------------
TOTAL RETURN (NOT ANNUALIZED)            7.50%    13.59      .84       4.82          8.27         15.19          5.15
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------    --------------------------------------
Expenses                                 2.47%     2.50     2.50       2.52          1.10          1.10           .85
------------------------------------------------------------------------------    --------------------------------------
Net investment income (loss)            (1.13)%    (.52)    (.10)      (.91)          .24           .88          1.32
------------------------------------------------------------------------------    --------------------------------------

------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
------------------------------------------------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                   ENDED             YEAR ENDED OCTOBER 31,
                                                 APRIL 30,    -------------------------------------
                                                    1997       1996      1995      1994      1993
-------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)          $545,098    472,243   364,708   418,282   289,898
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                    73%       104       114       103       156
-------------------------------------------------------------------------------------------------------

Average commission rates paid per share on stock transactions for the six months ended April 30, 1997 and year ended October 31, 1996 were $.0115 and $.0182, respectively. Foreign commissions usually are lower than U.S. commissions when expressed as cents per share due to the lower per share price of many non-U.S. securities.
--------------------------------------------------------------------------------
NOTES: Total return does not reflect the effect of any sales charges. Per share data for the years ended 1995 and 1996 were determined based on average shares outstanding.

TRUSTEES AND OFFICERS

TRUSTEES                                     OFFICERS

STEPHEN B. TIMBERS                           CHARLES R. MANZONI, JR.
President and Trustee                        Vice President

DAVID W. BELIN                               JOHN E. NEAL
Trustee                                      Vice President

LEWIS A. BURNHAM                             STEVEN H. REYNOLDS
Trustee                                      Vice President

DONALD L. DUNAWAY                            PHILIP J. COLLORA
Trustee                                      Vice President
                                             and Secretary
ROBERT B. HOFFMAN
Trustee                                      JEROME L. DUFFY
                                             Treasurer
DONALD R. JONES
Trustee                                      ELIZABETH C. WERTH
                                             Assistant Secretary
DOMINIQUE P. MORAX
Trustee

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee



--------------------------------------------------------------------------------
LEGAL COUNSEL                 VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                              222 North LaSalle Street
                              Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT     ZURICH KEMPER SERVICE COMPANY
                              P.O. Box 419557
                              Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT  INVESTORS FIDUCIARY TRUST COMPANY
                              127 West 10th Street
                              Kansas City, MO 64105

--------------------------------------------------------------------------------
FOREIGN CUSTODIAN             THE CHASE MANHATTAN BANK
                              Chase Metro Center
                              Brooklyn, NY 11245

--------------------------------------------------------------------------------
INVESTMENT MANAGER            ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER         ZURICH KEMPER DISTRIBUTORS, INC.
                              222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

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KIF - 3 (6/97)   1033400
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